UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09373

Oppenheimer Senior Floating Rate Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 4/30/2015

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

	Principal Amount	Value
Corporate Loans—96.6%
Consumer Discretionary—31.2%
Auto Components—2.1%
Affinia Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/25/20[1]	$31,140,406	$31,218,257
Cooper Standard, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/26/21[1]	32,000,650	32,200,654
FleetPride, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/19/19[1]	33,301,079	33,176,200
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	83,845,833	84,893,906
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/5/20[1]	17,823,025	17,956,698
TI Group Automotive Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/21[1]	56,770,950	56,948,359
Tower Automotive Holdings USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/23/20[1]	43,454,244	43,644,356
Transtar Holding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 10/9/18[1]	36,242,877	36,424,092
		336,462,522

Automobiles—0.6%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/49[1,2]	52,293,930	156,882
Federal-Mogul Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.00%, 4/3/18[1]	19,244,550	19,205,022
Tranche C, 4.75%, 4/15/21[1]	84,190,932	84,180,408
		103,542,312

Distributors—2.0%
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/26/19[1]	60,019,121	60,427,071
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/10/19[1]	3,114,170	3,136,748
Capital Automotive LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.00%, 4/30/20[1]	21,575,835	22,061,291
Dollar Tree, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/9/22[1]	40,120,000	40,693,475
Gymboree Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/23/18[1]	15,875,000	12,477,750
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/16/19[1]	28,893,713	28,961,439
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 3/11/22[1]	63,110,000	63,969,874
Staples, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 4/24/21[1]	87,695,000	88,163,905
		319,891,553

Diversified Consumer Services—3.5%
4L Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%-6.75%, 5/8/20[1]	57,033,400	55,750,148
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[1]	64,500,806	62,055,129

1 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Consumer Services (Continued)
Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[1]	$27,580,668	$24,822,601
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/23/21[1]	82,057,388	82,711,303
IQOR US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/1/21[1]	56,301,838	53,134,860
IQOR US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 4/1/22[1]	15,770,000	14,823,800
Knowledge Universe Education LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/12/21[1]	24,750,000	24,966,562
Koosharem LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.50%, 5/15/20[1]	50,613,923	50,455,754
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/15/18[1]	109,780,621	106,761,654
Nord Anglia Education Finance, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/21[1]	55,063,463	55,201,121
Sedgwick, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.75%, 2/28/22[1]	30,023,869	29,723,631
ServiceMaster Co. LLC (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/1/21[1]	16,902,531	16,971,122
		577,377,685

Hotels, Restaurants & Leisure—6.9%
Allflex Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/17/20[1]	37,922,500	38,222,732
Amaya Gaming, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 7/29/21[1]	94,564,800	95,008,120
American Casino & Entertainment Properties, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/3/19[1]	16,859,302	16,964,673
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 3/18/18[1]	16,346,388	15,706,149
Bowlmor AMF, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/20/21[1]	36,531,425	36,805,411
Burger King Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/10/21[1]	62,681,614	63,515,530
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 1.50%, 3/1/17[1]	25,311,809	23,191,945
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 1.50%, 10/31/16[1]	11,350,535	10,650,582
Tranche B6, 1.50%, 3/1/17[1]	60,048,933	55,523,825
Tranche B7, 1.50%, 1/29/18[1]	39,919,400	36,867,243
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	154,846,336	148,486,642
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[1]	81,857,391	73,671,652
CEC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.00%, 2/14/21[1]	45,866,700	45,556,137
Corner Investment Propco LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.00%, 11/2/19[1]	13,309,266	13,325,902
Dave & Buster’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 7/23/20[1]	34,420,283	34,685,595

2 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/18/21[1]	$39,307,524	$37,800,749
Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[1]	1,745,000	1,583,587
Equinox Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 1/31/20[1]	16,307,501	16,470,576
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/21/18[1]	6,393,119	6,419,095
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/21/19[1]	26,744,456	27,003,556
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 11/21/19[1]	9,726,080	9,820,307
Great Wolf Resorts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/6/20[1]	29,475,000	29,560,979
Jacobs Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 10/29/18[1]	16,633,466	16,508,715
La Quinta Intermediate Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/14/21[1]	30,215,269	30,371,059
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/24/18[1]	43,149,751	43,408,649
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/20/17[1]	31,410,164	31,606,478
Peppermill Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 11/9/18[1]	19,735,320	19,809,327
Pinnacle Operating Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/18[1]	27,766,147	27,887,624
Regal Cinemas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 4/1/22[1]	6,173,253	6,212,577
Regal Cinemas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/1/22[1]	2,781,747	2,799,467
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[1,2,3]	36,421,136	182,142
Scientific Games International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 6.00%, 10/18/20[1]	8,488,510	8,584,006
Tranche B2, 6.00%, 10/1/21[1]	11,037,338	11,162,269
SeaWorld Parks & Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.00%, 5/14/20[1]	17,920,000	17,976,000
Town Sports International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/16/20[1]	40,887,866	35,214,674
US Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/31/19[1]	39,507,997	39,697,319
Weight Watchers International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/2/20[1]	7,775,165	4,159,713
		1,132,421,006

Household Durables—1.2%
Party City Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/27/19[1]	65,603,034	65,866,627
SRAM LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%-5.25%, 4/10/20[1]	44,666,877	44,741,337

3 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Durables (Continued)
Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[1]	$51,311,367	$49,579,608
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/30/18[1]	31,906,776	30,630,505
		190,818,077

Internet & Catalog Retail—0.2%
CWGS Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/20/20[1]	34,858,862	35,297,875

Leisure Products—1.3%
Boyd Gaming Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/14/20[1]	43,297,046	43,621,774
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 6/29/20[1]	5,759,623	5,784,821
Four Seasons Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 12/28/20[1]	10,000,000	10,087,500
Hilton Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 10/26/20[1]	4,795,051	4,818,359
Intrawest Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/9/20[1]	33,031,875	33,300,259
Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 8/13/20[1]	16,113,217	16,150,148
Playa Resorts Holding BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/9/19[1]	21,674,937	21,729,125
Station Casinos LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/2/20[1]	66,011,627	66,527,376
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13.00%, 5/2/17[1]	4,035,000	4,014,825
		206,034,187

Media—10.7%
Acosta, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/26/21[1]	17,900,000	18,011,875
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.05%, 7/15/16[1,2,3,4]	30,373,634	3,037
Altice Financing SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 5.50%, 7/2/19[1]	73,247,777	74,401,429
Catalina Marketing, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/1/21[1]	78,554,424	71,631,815
Catalina Marketing, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 4/11/22[1]	29,395,000	22,891,356
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 8/3/49[1,2,3]	577,191	1,460
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.934%, 1/30/19[1]	102,361,554	98,190,321
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.684%, 7/30/19[1]	50,751,807	49,379,935
Cumulus Media Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/18/20[1]	4,483,038	4,428,121

4 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[1]	$49,942,486	$47,819,931
Formula One, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/30/21[1]	76,155,324	76,402,829
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/18/19[1]	43,384,599	37,777,139
Gray Television, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 6/10/21[1]	28,347,152	28,485,940
Harland Clarke Holdings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 6.00%, 8/4/19[1]	29,856,094	30,098,674
Hoyts Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 5/29/20[1]	25,596,090	25,636,097
IMG Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/6/21[1]	107,844,184	107,898,106
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 3.75%, 6/30/19[1]	48,761,201	48,809,962
Internet Brands, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/30/21[1]	36,547,936	36,782,062
ION Media Networks, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 12/18/20[1]	37,461,113	37,625,005
Legendary Pictures, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 4/30/20[1]	54,970,000	54,970,000
Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/7/22[1]	38,415,000	38,607,075
Media General, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.25%, 7/30/20[1]	74,276,215	74,926,132
MediaArena Acquisition BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/11/21[1]	40,516,400	40,453,113
Mergermarket USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/4/21[1]	29,041,650	28,678,629
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 3/8/18[1]	20,020,864	20,221,073
NEP/NCP Holdco, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/22/20[1]	64,170,579	63,729,406
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/3/19[1]	33,301,284	33,620,410
Project Sunshine IV Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 9/23/19[1]	13,641,900	13,795,371
Salem Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/13/20[1]	13,027,103	13,075,955
SuperMedia, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.60%, 12/30/16[1]	32,137,501	26,299,178
Tech Finance & Co. SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/11/20[1]	34,865,642	35,208,860
Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/27/20[1]	74,993,871	75,462,583
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[1]	39,966,154	37,867,931
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C2, 4.00%, 3/1/20[1]	32,469,204	32,518,492
Tranche C4, 4.00%, 3/1/20[1]	48,073,239	48,146,214

5 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 10/12/19[1]	$51,205,711	$51,291,071
WideOpenWest Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/1/19[1]	156,234,498	157,252,835
Yankee Cable Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/1/20[1]	54,203,295	54,519,462
YP LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 6/4/18[1]	19,421,771	19,664,543
		1,736,583,427

Multiline Retail—1.3%
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 5/22/18[1]	75,418,718	75,544,441
J.C. Penny Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 6/14/19[1]	13,816,725	13,782,183
Neiman Marcus Group, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 10/25/20[1]	121,653,247	122,143,996
		211,470,620

Specialty Retail—1.4%
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.25%, 8/13/21[1]	89,280,363	89,949,965
EveryWare Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%-11.419%, 5/21/20[1,2,3]	40,214,181	16,487,814
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 7/26/19[1]	78,948,545	79,659,082
Key Safety Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/30/21[1]	24,443,372	24,662,336
National Vision, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/5/21[1]	24,753,890	24,676,535
		235,435,732

Consumer Staples—3.0%
Food & Staples Retailing—1.5%
Albertsons Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B2, 5.375%, 3/21/19[1]	59,804,068	60,355,401
Tranche B4, 5.50%, 8/25/21[1]	40,470,000	40,956,207
New Albertsons, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/25/21[1]	38,705,438	38,929,194
Rite Aid Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 1, 5.75%, 8/21/20[1]	36,533,334	36,891,068
Smart & Final Stores LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/15/19[1]	56,641,443	56,853,848
		233,985,718

Food Products—1.5%
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/10/17[1]	35,398,719	35,725,060
AdvancePierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 10/10/17[1]	4,110,000	4,135,687

6 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
CSM Bakery Supplies, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/20[1]	$37,361,299	$37,496,734
CSM Bakery Supplies, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 7/5/21[1]	13,840,000	13,009,600
Dole Food Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/1/18[1]	48,965,983	49,363,832
Hostess Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/9/20[1]	36,259,791	37,075,637
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/25/18[1]	14,645,614	14,709,688
Tranche B, 3.75%, 9/18/20[1]	29,550,000	29,753,156
Performance Food Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.25%, 11/14/19[1]	24,648,031	24,843,169
		246,112,563

Energy—3.5%
Energy Equipment & Services—3.2%
American Energy-Marcellus LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 8/4/20[1]	9,215,000	7,652,293
Ameriforge Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 12/19/19[1]	21,442,713	18,847,245
Drillships Financing Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.00%, 3/31/21[1]	43,085,694	35,028,669
ExGen Texas Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/20/21[1]	55,013,113	55,494,477
HGIM, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/18/20[1]	26,959,191	21,365,159
Larchmount Resources LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/7/19[1]	24,562,500	21,123,750
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1]	22,730,000	8,618,466
Offshore Group Investment Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 10/25/17[1]	3,540,919	2,538,396
Tranche B, 5.75%, 3/28/19[1]	25,280,319	16,811,412
ProPetro Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 9/30/19[1]	99,687,250	93,207,579
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[1,2]	80,805,000	51,311,175
Seadrill Operating LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/12/21[1]	67,319,546	55,275,675
Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.50%, 11/25/20[1]	57,396,333	43,298,359
TPF II Power LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 10/4/21[1]	91,944,563	93,639,836
		524,212,491

Oil, Gas & Consumable Fuels—0.3%
Sheridan Investment Partners II-A LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 12/11/20[1]	18,176,717	16,608,976
Sheridan Production Partners II-A LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 12/11/20[1]	2,465,889	2,253,206

7 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sheridan Production Partners II-M LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/11/20[1]	$919,641	$840,322
Southcross Holdings LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/21[1]	31,889,025	31,829,233
		51,531,737

Financials—2.5%
Commercial Banks—0.5%
HUB International Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 10/2/20[1]	42,485,639	42,414,815
Hyperion Insurance Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/11/22[1]	35,910,000	36,291,544
		78,706,359

Consumer Finance—0.3%
Fly Funding II Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.50%, 8/9/19[1]	17,199,821	17,282,243
PGX Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 9/29/20[1]	25,487,375	25,726,319
PGX Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 9/29/21[1]	13,828,125	13,897,266
		56,905,828

Diversified Financial Services—0.4%
Altisource Solutions Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 12/9/20[1]	12,516,534	10,826,802
RCS Capital, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/29/19[1]	47,922,875	47,383,743
		58,210,545

Insurance—1.2%
Aqgen Liberty Management I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/1/19[1]	104,587,300	102,234,085
National Financial Partners Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/1/20[1]	89,462,357	89,987,949
		192,222,034

Real Estate Management & Development—0.1%
Realogy Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/5/20[1]	18,017,794	18,105,072

Health Care—12.9%
Biotechnology—0.1%
eResearchTechnology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 5/2/18[1]	20,532,047	20,532,047

Health Care Equipment & Supplies—8.8%
21st Century Oncology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/14/22[1]	49,260,000	49,260,000
Acadia Healthcare Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/11/22[1]	17,999,888	18,224,886
Accellent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 3/12/21[1]	36,798,300	36,928,640

8 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
ADMI Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/31/25[1]	$10,735,000	$10,808,803
Air Medical Group Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 4/1/22[1]	53,925,000	54,002,059
Akorn, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/16/21[1]	50,342,025	50,530,808
Alliance Healthcare Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 6/3/19[1]	45,373,313	45,274,082
Alvogen Pharma US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 4/1/22[1]	49,290,000	49,752,094
CareCore National LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 3/5/21[1]	25,478,899	25,765,537
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/7/19[1]	47,142,129	47,662,673
Concordia Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/30/22[1]	13,440,000	13,563,204
Connolly Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 5/9/21[1]	45,838,613	46,239,700
ConvaTec, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 12/22/16[1]	41,832,372	41,997,610
CT Technologies Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 11/18/21[1]	18,988,909	19,178,798
DJO Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/20/20[1]	48,310,000	48,687,446
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/15/17[1]	52,665,269	52,908,845
Drumm Investors LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 5/4/18[1]	59,071,501	59,932,941
Envision Pharmaceutical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/4/20[1]	49,492,975	49,693,719
Generic Drug Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 8/16/20[1]	24,967,041	24,915,035
HC Group Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 4/7/22[1]	7,175,000	7,273,656
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/6/18[1]	48,480,032	46,338,815
Horizon Pharma, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/21[1]	8,945,000	10,107,850
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 5/3/18[1]	38,236,011	38,446,309
Indivior Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 12/19/19[1]	57,828,000	55,225,740
Kinetic Concepts, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E1, 4.50%, 5/4/18[1]	38,911,971	39,337,668
LHP Operations Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.00%, 7/3/18[1]	30,535,830	29,772,434
LifeCare Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche A, 6.50%, 11/30/18[1]	44,352,888	44,482,266
Medpace, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/31/21[1]	19,878,302	20,002,541

9 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
MHP Acquisition Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 3/31/21[1]	$5,802,972	$5,809,773
National Mentor, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/31/21[1]	39,030,551	39,237,920
New Trident Holdcorp, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 7/31/19[1]	31,691,665	30,978,602
Opal Acquisition, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/27/20[1]	89,259,840	89,498,967
Ortho-Clinical Diagnostics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 6/30/21[1]	29,115,337	29,091,928
P2 Lower Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 10/22/20[1]	30,554,763	30,669,343
PRA Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/24/20[1]	66,089,124	66,626,098
Sage Products Holdings III LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 12/13/19[1]	28,760,295	29,182,726
United Surgical Partners, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 4/3/19[1]	19,779,780	19,860,145
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 7/3/19[1]	58,329,981	58,731,000
		1,436,000,661

Health Care Providers & Services—2.7%
American Renal Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.50%, 8/20/19[1]	41,120,009	41,248,509
Ardent Medical Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 7/2/18[1]	40,358,286	40,551,683
CHS/Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.25%, 1/27/21[1]	46,841,503	47,178,200
Genesis Healthcare Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.00%, 12/4/17[1]	24,680,421	25,359,132
inVentiv Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B4, 7.75%, 5/15/18[1]	25,412,187	25,555,130
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 4/9/21[1]	65,311,604	65,883,080
Millennium Laboratories LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/14/21[1]	118,835,167	98,336,101
Steward Health Care System LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 4/10/20[1]	22,351,875	22,309,965
Surgery Center Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/3/20[1]	64,099,350	64,580,095
		431,001,895

Health Care Technology—0.2%
Vitera Healthcare Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/4/20[1]	25,956,447	26,021,339

Life Sciences Tools & Services—0.3%
JLL/Delta Dutch Newco BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/11/21[1]	51,719,175	51,859,230

10 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals—0.8%
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/20/21[1]	$29,775,025	$30,080,755
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 9/30/19[1]	96,713,269	96,944,994
		127,025,749

Industrials—21.8%
Aerospace & Defense—1.5%
AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 10.25%, 3/22/18[1]	20,794,578	19,676,870
Doncasters Group Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/9/20[1]	54,808,332	54,968,208
LM US Member LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/25/19[1]	58,125,686	58,570,697
Sequa Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 6/19/17[1]	47,299,053	42,983,015
TurboCombustor Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/2/20[1]	22,470,563	22,561,860
WP CPP Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/28/19[1]	48,767,066	49,157,202
		247,917,852

Air Freight & Couriers—0.1%
US Airways, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.50%, 5/23/19[1]	23,907,000	23,964,640

Airlines—0.7%
American Airlines, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 3.75%, 6/27/19[1]	106,219,832	106,817,319

Building Products—0.2%
Wilsonart International Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 10/31/19[1]	27,601,719	27,624,711

Commercial Services & Supplies—7.8%
Access CIG LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/18/21[1]	25,077,150	25,294,738
AlixPartners LLP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 7/10/20[1]	35,478,095	35,755,286
AlixPartners LLP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 7/10/21[1]	2,350,000	2,377,173
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/12/21[1]	30,483,720	30,578,982
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 8/12/21[1]	16,082,123	16,192,688
Ascend Learning LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%-7.25%, 7/26/19[1]	18,341,217	18,501,702
Asurion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 5/24/19[1]	57,279,090	57,732,569
Tranche B2, 4.25%, 7/8/20[1]	41,545,448	41,749,934
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[1]	10,660,000	10,819,900

11 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Audio Visual Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 1/22/21[1]	$45,916,200	$46,145,781
Brand Energy & Infrastructure Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 11/26/20[1]	44,632,516	44,277,866
Ceridan HCM Holding, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B2, 4.50%, 5/9/17[1]	36,598,304	36,605,917
CEVA Group plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 3/19/21[1]	10,644,356	10,024,323
CEVA Group plc, Sr. Sec. Credit Facilities Letter of Credit 1st Lien Term Loan, 6.50%, 3/14/21[1]	21,219,142	19,983,127
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/20/19[1]	28,689,176	26,680,934
Crossmark Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/21/20[1]	11,500,000	10,263,750
EWT Holdings III Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 1/15/21[1]	45,810,863	46,183,076
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 11/6/20[1]	22,464,907	22,474,275
Garda World Security Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.25%, 11/6/20[1]	5,746,837	5,749,233
GCA Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-5.50%, 11/1/19[1]	16,533,434	16,546,346
IG Investments Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 10/31/21[1]	70,733,710	70,910,544
Information Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/30/20[1]	23,433,150	23,572,179
Inmar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/27/21[1]	27,621,275	27,310,536
Inmar, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 1/27/22[1]	6,975,000	6,870,375
iPayment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/8/17[1]	34,995,000	34,674,201
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	44,061,834	44,034,295
Livingston International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.00%, 4/18/19[1]	29,769,750	29,509,265
Livingston International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/17/20[1]	14,900,330	14,118,063
Neff Rental LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.25%, 6/9/21[1]	24,554,678	24,247,745
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 7/1/20[1]	27,402,300	25,895,173
Novitex Acquisition LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.75%, 7/1/21[1]	6,445,000	5,897,175
OPE USIC Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 7/10/20[1]	46,668,750	46,727,086
Orbitz Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/10/21[1]	17,950,855	17,976,094
Ozburn-Hessey Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/23/19[1]	26,624,249	26,690,810

12 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/21/19[1]	$49,820,263	$50,100,103
Sabre, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 2/19/19[1]	75,865,073	76,370,866
Sabre, Inc., Sr. Sec. Credit Facilities Incremental 1st Lien Term Loan, Tranche B2, 4.50%, 2/19/19[1]	32,948,250	33,185,082
Ship Midco Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 4.75%, 11/29/19[1]	23,205,000	23,408,044
SourceHOV LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 10/31/19[1]	45,836,719	42,513,557
STG Fairway Acquisitions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 2/28/19[1]	34,337,296	34,272,914
SurveyMonkey.com LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/7/19[1]	23,910,856	24,135,020
Synagro Infrastructure Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 8/22/20[1]	16,834,302	16,350,316
TransFirst, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/12/21[1]	33,929,963	34,248,056
TransFirst, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 1/11/22[1]	18,400,000	18,542,600
		1,275,497,699

Electrical Equipment—1.8%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 1/25/21[1]	16,452,750	16,545,297
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 4.182%, 3/24/21[1]	8,835,094	8,906,190
Tranche C1, 3.682%, 3/23/18[1]	67,415,797	67,644,539
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B4, 4.25%, 2/28/20[1]	101,860,902	102,370,206
Tranche B5, 5.00%, 1/15/21[1]	61,797,496	62,347,864
Internap Network Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/22/19[1]	30,017,363	30,092,407
		287,906,503

Industrial Conglomerates—4.0%
Apex Tool Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/31/20[1]	48,905,334	48,966,465
Boyd Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 3/31/22[1]	24,270,000	24,406,519
CMP Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 3/27/22[1]	7,110,000	7,198,875
Crosby US Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 11/23/20[1]	52,809,165	49,310,558
Custom Sensors & Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/30/21[1]	45,521,250	46,147,167
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 5.00%, 11/2/18[1]	24,457,700	24,606,745
Tranche B2, 5.00%, 11/2/18[1]	9,796,015	9,855,712
DAE Aviation Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/30/19[1]	19,290,000	19,470,844

13 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates (Continued)
Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/12/19[1]	$39,731,834	$39,930,493
Doosan Bobcat, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/28/21[1]	44,222,365	44,775,145
Excelitas Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/2/20[1]	35,565,918	35,832,663
Filtration Group Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 11/20/20[1]	17,693,251	17,840,689
Gates Global LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 7/5/21[1]	59,820,836	59,954,356
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/30/21[1]	35,807,916	36,121,236
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 9/28/20[1]	53,670,000	54,072,525
Minimax GmbH & Co. KG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/14/20[1]	24,833,030	24,786,468
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 5/9/17[1]	42,142,227	42,115,888
US Farathane LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 12/23/21[1]	33,693,500	34,051,089
Wencor Group, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 6/25/21[1]	29,156,400	29,217,133
		648,660,570

Machinery—2.2%
Alliance Laundry Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-5.178%, 12/10/18[1]	52,079,893	52,416,225
BWAY, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/14/20[1]	85,253,175	86,212,274
Capital Safety, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 3/22/21[1]	49,144,162	48,898,441
International Equipment Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 8/16/19[1]	32,409,093	32,550,882
Milacron LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 3/28/20[1]	38,757,753	39,048,436
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/8/20[1]	21,804,750	21,722,982
RBS Global, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/21/20[1]	75,549,003	75,919,721
		356,768,961

Marine—0.5%
Commercial Barge Line Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 9/22/19[1]	36,390,465	36,504,185
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 8/17/17[1]	51,725,000	52,166,835
		88,671,020

Road & Rail—1.5%
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/22[1]	17,980,000	18,024,950

14 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Road & Rail (Continued)
Western Express, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/23/22[1]	$167,344,000	$165,252,200
YRC Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 2/13/19[1]	56,550,798	56,232,700
		239,509,850

Trading Companies & Distributors—1.2%
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7.00%, 3/19/17[1]	44,971,663	46,095,955
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 2/15/18[1]	20,581,475	20,414,250
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[1]	42,292,087	41,499,110
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 12/11/20[1]	96,440,092	92,657,808
		200,667,123

Transportation Infrastructure—0.3%
MPG Holdco I, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%-4.50%, 10/20/21[1]	50,692,365	50,950,339

Information Technology—7.4%
Communications Equipment—0.2%
Birch Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 7/17/20[1]	40,439,844	40,338,744

Electronic Equipment, Instruments, & Components—0.4%
Aricent Technologies, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 4/14/21[1]	41,273,189	41,660,126
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/30/19[1]	29,400,896	29,653,567
		71,313,693

Internet Software & Services—3.1%
Active Network, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/13/20[1]	39,337,255	39,484,769
Active Network, Inc. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 11/15/21[1]	5,000,000	4,825,000
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.681%, 10/26/17[1]	39,265,025	39,162,386
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B6, 6.50%, 3/31/18[1]	35,034,287	35,108,175
Tranche B7, 6.25%, 4/30/20[1]	60,150,688	59,680,911
Blue Coat Systems, Inc., Sr. Sec. Credit Facilities Term Loan, 4.00%, 5/31/19[1]	20,540,292	20,576,238
Compuware Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 12/15/21[1]	68,468,400	67,227,410
Micro Focus US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 11/19/21[1]	56,142,647	56,478,492
Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/12/20[1]	31,508,720	31,674,141

15 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Internet Software & Services (Continued)
Mitchell International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/11/21[1]	$13,994,439	$13,990,940
Riverbed Technology, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 2/11/22[1]	53,940,000	54,618,457
TIBCO Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 12/4/20[1]	78,100,000	79,026,969
Zebra Technologies Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/27/21[1]	5,485,000	5,560,419
		507,414,307

IT Services—0.3%
Vetafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/3/19[1]	44,692,695	44,904,986

Office Electronics—0.8%
BMC Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 9/10/20[1]	124,450,302	122,272,469

Software—1.8%
Aptean, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/21/20[1]	25,710,300	25,485,335
Aptean, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/19/21[1]	5,565,000	5,391,094
Blackboard, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.75%, 10/4/18[1]	56,167,563	56,443,402
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 10/10/18[1]	60,814,492	61,232,591
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B5, 3.75%, 6/3/20[1]	47,659,155	47,618,216
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.00%, 12/21/18[1]	71,393,862	69,653,637
Sybil Finance BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/18/20[1]	22,908,179	23,122,943
		288,947,218

Technology Hardware, Storage & Peripherals—0.8%
Dell International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/29/20[1]	135,127,362	135,821,781

Materials—7.2%
Chemicals—3.9%
Allnex Luxembourg & CY SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.50%, 10/4/19[1]	16,082,926	16,173,392
Tranche B2, 4.50%, 10/4/19[1]	8,344,656	8,391,595
American Pacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/26/19[1]	22,953,150	23,173,110
Axalta Coating Systems U.S. Holdings/Dutch Holdings BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 2/1/20[1]	18,726,590	18,803,500
CeramTec Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 8/28/20[1]	2,906,043	2,924,206

16 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
CeramTec Service GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B1, 4.25%, 8/28/20[1]	$29,013,496	$29,194,830
Tranche B3, 4.25%, 8/28/20[1]	8,601,433	8,655,192
Cyanco Intermediate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/1/20[1]	39,717,341	39,717,341
Emerald Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 7/23/21[1]	31,974,325	32,200,799
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.75%, 5/4/18[1]	39,360,381	39,481,139
Tranche B, 4.25%, 3/31/22[1]	13,514,600	13,561,658
Nusil Technology LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/7/17[1]	24,554,573	24,482,947
OCI Beaumont LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 5.00%, 8/20/19[1]	42,559,426	43,091,418
OXEA Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.25%, 1/15/20[1]	31,995,330	31,415,415
Platform Specialty, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 6/7/20[1]	9,002,438	9,105,326
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/7/17[1]	54,843,618	54,936,195
Road Infrastructure Investment, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/31/21[1]	25,451,809	25,229,105
Royal Adhesives & Sealants LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/18[1]	36,183,910	36,425,148
Solenis International LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 8/2/21[1]	36,645,850	36,777,555
Styrolution Group GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/7/19[1]	42,608,213	43,353,856
Trinseo Materials Operating SCA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 10/13/21[1]	10,745,000	10,805,441
Tronox Pigments BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/19/20[1]	34,874,352	35,031,287
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 6/30/17[1]	52,692,212	52,972,165
		635,902,620

Construction Materials—1.4%
Atkore, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 4/9/21[1]	36,563,700	36,106,654
Atkore, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/11/21[1]	6,020,000	5,703,950
Continental Building Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 8/28/20[1]	38,953,612	39,050,996
CPG International, Inc., Sr. Sec. Credit Facilities Term Loan, 4.75%, 9/30/20[1]	34,475,000	34,324,172
GYP Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/27/21[1]	35,833,050	35,004,411
HD Supply, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 6/28/18[1]	27,588,811	27,733,652
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/28/20[1]	51,772,084	51,987,819

17 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Construction Materials (Continued)
Quikrete Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 3/26/21[1]	$2,906,526	$2,938,318
		232,849,972

Containers & Packaging—1.1%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 4.00%, 12/17/19[1]	34,386,774	34,614,586
Caraustar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.00%, 5/1/19[1]	10,842,284	10,903,272
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 7/3/19[1]	34,477,298	34,541,943
Exopack LLC/Cello-Foil Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/8/19[1]	32,923,250	33,183,904
Kloeckner Pentaplast of America, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 4/22/20[1]	47,317,869	47,665,372
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	22,394,812	20,505,249
		181,414,326

Metals & Mining—0.2%
Alpha Natural Resources, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 5/22/20[1]	13,789,822	9,652,875
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.50%, 9/5/19[1]	27,159,356	25,977,924
		35,630,799

Paper & Forest Products—0.6%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 6/28/19[1]	18,140,516	16,870,680
Signode Industrial Group US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 4/30/21[1]	25,323,307	25,382,665
Tekni-Plex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/10/19[1]	48,951,574	48,951,574
		91,204,919

Telecommunication Services—4.5%
Diversified Telecommunication Services—4.4%
Cincinnati Bell, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 9/10/20[1]	48,215,240	48,386,018
Communications Sales & Leasing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%-5.25%, 10/14/22[1]	63,075,000	63,075,000
FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	51,728,385	52,775,885
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.00%, 5/22/20[1]	46,374,038	45,962,468
Global Tel*Link Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 11/23/20[1]	25,000,000	24,125,000
Greenneden US Holdings II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 11/13/20[1]	17,702,575	17,873,848
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 8/6/21[1]	42,606,000	42,912,252

18 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
IPC Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 2/4/22[1]	$28,090,000	$27,177,075
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche BI, 4.00%, 1/15/20[1]	110,490,000	111,042,450
Tranche BIII, 4.00%, 8/1/19[1]	8,865,000	8,909,325
LTS Buyer LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 4/13/20[1]	88,099,328	88,291,473
LTS Buyer LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/12/21[1]	9,205,041	9,235,722
Securus Technologies Holdings, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 4/30/20[1]	35,292,614	34,763,224
Securus Technologies Holdings, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 4/30/21[1]	7,905,000	7,661,265
US TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/25/20[1]	43,570,800	43,770,485
XO Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/22/21[1]	36,758,700	36,896,545
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.00%, 7/2/19[1]	47,851,348	47,956,046
		710,814,081

Wireless Telecommunication Services—0.1%
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[1]	23,871,138	20,887,246

Utilities—2.6%
Electric Utilities—2.4%
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.375%, 8/13/19[1]	90,174,491	90,813,197
Alinta Energy Finance Pty Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 1.00%-6.375%, 8/13/18[1]	5,981,402	6,023,768
Atlantic Power LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 2/20/21[1]	22,470,877	22,611,320
Green Energy Partners/Stonewall LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 11/15/21[1]	9,270,000	9,414,844
InterGen NV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 6/15/20[1]	39,300,000	37,531,500
LA Frontera Generation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 9/30/20[1]	39,923,661	40,110,824
Moxie Liberty LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 7.50%, 8/21/20[1]	36,000,000	36,562,500
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	23,985,000	24,104,925
Sandy Creek Energy Associates LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.00%, 11/9/20[1]	65,994,779	66,019,527
Wheelabrator, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 5.00%, 12/17/21[1]	37,262,931	37,852,617
Tranche C, 5.00%, 12/17/21[1]	1,643,678	1,669,689
Wheelabrator, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 12/19/22[1]	21,000,000	21,498,750
		394,213,461

19 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Gas Utilities—0.2%
Panda Temple Power II LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.25%, 4/3/19[1]	$25,090,000	$24,839,100
Total Corporate Loans (Cost $15,915,784,616)		15,731,494,573

Corporate Bond and Note—0.0%
Erickson Air-Crane, Inc., 6% Sub. Nts., 11/2/20 (Cost $2,400,797)	2,587,483	1,652,685

	Shares
Preferred Stock—0.0%
Alpha Media Group, Inc., Preferred[4,5] (Cost $–)	1,145	—

Common Stocks—0.8%
Alpha Media Group, Inc.[4,5]	8,587	—
Cinram International Income Fund[5]	17,849,008	—
Eningen Realty, Inc.[5]	1,642	17
ION Media Networks, Inc.[5]	35,695	7,103,305
Mach Gen LLC[5]	313,469	13,048,147
Media General, Inc.[4,5]	6,793,744	114,746,336
Precision Partners[5]	185	19,637
Revel Entertainment, Inc.[5]	365,409	—
Total Common Stocks (Cost $110,068,190)		134,917,442

	Units
Rights, Warrants and Certificates—0.0%
EveryWare Global, Inc. Wts., Strike Price $1, Exp. 7/30/21[5] (Cost $–)	288,653	30,193

	Shares
Investment Company—3.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.13%[4,6] (Cost $536,675,975)	536,675,975	536,675,975

Total Investments, at Value (Cost $16,564,929,578)	100 .7%	16,404,770,868
Net Other Assets (Liabilities)	(0 .7)	(115,878,974)
Net Assets	100 .0%	$16,288,891,894

Footnotes to Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended April 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015
Alpha Media Group, Inc.	8,587	—	—	8,587
Alpha Media Group, Inc., Preferred	1,145	—	—	1,145

20 OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares July 31, 2014	Gross Additions	Gross Reductions	Shares April 30, 2015
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16	27,992,767	2,625,688	244,821	30,373,634
Media General, Inc.	6,819,744	—	26,000	6,793,744
Oppenheimer Institutional Money Market Fund, Cl. E	740,758,943	2,997,817,426	3,201,900,394	536,675,975
Oppenheimer Ultra-Short Duration Fund, CI. Y	10,026,390	3,113	10,029,503	—

	Value	Income	Realized Gain (Loss)
Alpha Media Group, Inc.	$—	$—	$—
Alpha Media Group, Inc., Preferred	—	—	—
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, 3.05%, 7/15/16	3,037	—	84,088
Media General, Inc.	114,746,336	—	348,727
Oppenheimer Institutional Money Market Fund, Cl. E	536,675,975	211,247	—
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	2,651	(49)
Total	$651,425,348	$213,898	$432,766

5. Non-income producing security.

6. Rate shown is the 7-day yield as of April 30, 2015.

21 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2015 Unaudited

1. Organization

Oppenheimer Senior Floating Rate Fund (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is

22 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a

23 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of April 30, 2015 based on valuation input level:

24 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Corporate Loans	$—	$15,731,309,394	$185,179	$15,731,494,573
Corporate Bond and Note	—	1,652,685	—	1,652,685
Preferred Stock	—	—	—	—
Common Stocks	114,746,336	13,048,147	7,122,959	134,917,442
Rights, Warrants and Certificates	—	30,193	—	30,193
Investment Company	536,675,975	—	—	536,675,975

Total Assets	$651,422,311	$15,746,040,419	$7,308,138	$16,404,770,868

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table
Investments, at Value:
Corporate Loans	$(11,836,869)	$11,836,869

Total Assets	$(11,836,869)	$11,836,869

* Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund

25 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for some Senior Loans. As a result, some Senior Loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at an acceptable price when necessary. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

As of April 30, 2015, securities with an aggregate market value of $15,731,494,573, representing 96.58% of the Fund’s net assets were comprised of Senior Loans.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers,

26 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of missing an interest payment. Information concerning securities not accruing income as of April 30, 2015 is as follows:

Cost	$171,439,143
Market Value	$68,142,510
Market value as % of Net Assets	0.42%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

27 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued

28 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the period ended April 30, 2015, the Fund had ending monthly average notional amounts of $1,000,000 on total return swaps which are short the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of April, 30, 2015 the Fund had no outstanding total return swap contracts.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

29 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin

30 OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Borrowing and Other Financing

Loan Commitments. Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $4,480,560 at April 30, 2015. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At April 30, 2015, these commitments have a market value of $4,480,560 and have been included as Corporate Loans in the Statement of Investments.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of April 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$16,576,665,798

Gross unrealized appreciation	$210,440,109
Gross unrealized depreciation	(382,335,039)

Net unrealized depreciation	$(171,894,930)

31 OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Senior Floating Rate Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/11/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	6/11/2015